Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Money4Gold Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ending June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof, I, Douglas Feirstein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas Feirstein
Douglas Feirstein Chief Executive Officer (Principal Executive Officer)

Dated: August 19, 2009

In connection with the quarterly report of Money4Gold Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ending June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof, I, Daniel Brauser, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel Brauser
Daniel Brauser Chief Financial Officer (Principal Financial Officer)

Dated: August 19, 2009